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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                               JANUARY 12, 1999
               (Date of Report [Date of earliest event reported]:)

                    NATIONAL CITY BANK OF MICHIGAN/ILLINOIS
               (Exact name of registrant as specified in charter)
                      As Servicer and Co-Originator of the
                    First of America Credit Card Master Trust

                                  UNITED STATES
                 (State or other jurisdiction of incorporation)

                                 NOT APPLICABLE
                              (Commission File No.)

                                   38-0861745
                      (I.R.S. Employer Identification No.)

                             NATIONAL CITY CENTER
                             1900 EAST NINTH STREET
                             CLEVELAND, OHIO
                    (Address of principal executive offices)

                                   44114-3484
                                   (Zip Code)

                                 (216) 575-2000
              (Registrant's telephone number, including area code)


                        (Former name or former address,
                         if changed since last report.)

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  Item 7.   Financial Statements, Pro forma Financial
            Information and Exhibits.


  Exhibit 7.1    Monthly Certificateholders' Statement dated
                 January 12, 1999 for Series 1995-1.





                             SIGNATURES

       Pursuant to the requirements of the Securities Exchange
  Act of 1934, the registrant has caused this report to be signed on behalf of the First of America Credit Card Master
  Trust by the undersigned thereunto duly authorized.

                      NATIONAL CITY BANK OF MICHIGAN/ILLINOIS
                      Servicer and Co-Originator of the
                      First of America Credit Card Master Trust


                 By:  NATIONAL CITY CORPORATION
                      (Authorized Agent)



  Dated:  January 25, 1999      By:  /S/  THOMAS A. RICHLOVSKY
                                Name:     Thomas A. Richlovsky
                                Title:    Senior Vice President
                                          and Treasurer



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                           EXHIBIT INDEX


  Exhibit 7.1    Monthly Certificateholders' Statement dated
                 January 12, 1999 for Series 1995-1.